Noncontrolling Interests [Text Block]	12 Months Ended
Mar. 31, 2016
Noncontrolling Interest [Abstract]
Noncontrolling Interests [Text Block]
21.	NONCONTROLLING INTERESTS

Deconsolidation of Subsidiaries

The gains and losses due to deconsolidation of subsidiaries were recognized under “Other non-interest income” and “Other non-interest expenses,” respectively, in the accompanying consolidated statements of income. The amount of net gains was ¥3,142 million for the fiscal year ended March 31, 2014, the amount of net losses was ¥22,736 million for the fiscal year ended March 31, 2015 and the amount of net gains was ¥3,261 million for the fiscal year ended March 31, 2016, respectively.

Changes in MUFG’s Ownership Interests in Subsidiaries

The following table presents the effect on MUFG’s shareholders’ equity from changes in ownership of subsidiaries resulting from transactions with the noncontrolling interest shareholders during the fiscal years ended March 31, 2014, 2015 and 2016:

	2014	2015	2016
	(in millions)
Net income attributable to Mitsubishi UFJ Financial Group	¥1,015,393	¥1,531,127	¥802,332
Transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders:
Reorganization of Mitsubishi UFJ Morgan Stanley PB Securities Co., Ltd. (Note 2)	13,839	—	—
Integration of BTMU’s Bangkok Branch with Krungsri (Note 2)	—	(15,269)	—
Other	204	484	(1,630)

Net transfers from (to) the noncontrolling interest shareholders	14,043	(14,785)	(1,630)

Change from net income attributable to Mitsubishi UFJ Financial Group and transactions between Mitsubishi UFJ Financial Group and the noncontrolling interest shareholders	¥1,029,436	¥1,516,342	¥800,702